UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2007

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway
Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 285-9885

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 10, 2007, Ascent Solar Technologies, Inc. (the “Company”) announced that it intends to voluntarily withdraw its common stock and Class B warrants from listing on the Boston Stock Exchange (“BSE”).  The Company’s common stock and Class B warrants will continue to be listed on the NASDAQ Capital Market, the Company’s principal listing exchange.  Company management had determined that is in the best interests of the Company and its stockholders to voluntarily withdraw from BSE in order to reduce duplicative administrative burdens and costs associated with dual listing.  A press release relating to the announcement accompanies this Form 8-K as an exhibit

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release titled “Ascent Solar Announces Intent to Voluntarily Withdraw Dual Listing from Boston Stock Exchange”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

August 10, 2007	By:	/s/ Matthew B. Foster
Name: Matthew B. Foster
Title: President & CEO